UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 21, 2019
(Date of earliest event reported)

BANK 2018-BNK15

(Central Index Key Number 0001756271)

(Exact name of issuing entity)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Bank of America, National Association

(Central Index Key Number 0001102113)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)
(Exact name of registrant as specified in its charter)

Delaware	333-206847-10	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.          Entry into a Material Definitive Agreement.

On November 29, 2018, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2018-BNK15 (the “Certificates”), was issued by BANK 2018-BNK15, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated and effective as of November 1, 2018 (the “Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “Carriage Place” on Exhibit B to the Pooling and Servicing Agreement (the “Carriage Place Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Carriage Place Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Carriage Place Mortgage Loan is to be serviced and administered (i) until the securitization of the controlling pari passu note, under the Pooling and Servicing Agreement and (ii) from and after the securitization of controlling pari passu note, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the controlling pari passu note occurred on February 21, 2019, and accordingly as of such date the Carriage Place Whole Loan, including the Carriage Place Mortgage Loan, is being serviced and administered in accordance with the pooling and servicing agreement, dated and effective as of February 1, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BANK 2019-BNK16 PSA”), relating to the BANK 2019-BNK16 securitization transaction into which the controlling pari passu companion loan was deposited. The BANK 2019-BNK16 PSA is attached hereto as Exhibit 4.1.

The terms and conditions of the BANK 2019-BNK16 PSA applicable to the servicing of the Carriage Place Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 29, 2018 (the “Prospectus”); however, the servicing arrangements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus. For example:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the Carriage Place Mortgage Loan that is to be calculated at 0.0025% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for such mortgage loan).
•	Upon the Carriage Place Mortgage Loan becoming a specially serviced loan under the BANK 2019-BNK16 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to the greater of (a) 0.25% and (b) the per annum rate that would result in a special servicing fee for the related month of (i) $3,500 and (ii) if the related risk retention consultation party is entitled to consult with the Non-Serviced Special Servicer, for so long as such Mortgage Loan is a specially serviced loan and during the continuance of a consultation termination event under the BANK 2019-BNK16 PSA, $5,000.

•	The Non-Serviced Special Servicer will be entitled to a workout fee in an amount equal to 1.00% of each such collection of interest and principal, subject to a minimum fee of $25,000.
•	The Non-Serviced Special Servicer will be entitled to a liquidation fee in an amount equal to 1.00% of such payment or proceeds, subject to a minimum fee of $25,000.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2019	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)